Material Events in the reporting period	6 Months Ended
Jun. 30, 2022
Material Events In Reporting Period [Abstract]
Material Events in the reporting period

Note 3 – Material Events in the reporting period

In January 2022, Messrs. Steven Lavin, Daniel Ayalon, Sharon Fima and Omri Schanin stepped down as directors of the Company, and Mr. Fima also resigned as Chief Executive Officer and Chief Technology Officer. At that time, Mr. Yaron Kaiser was appointed to the Board as its Chairman, and Mr. Arik Kaufman was appointed as the Company’s Chief Executive Officer. In April 2022, Mr. Schanin resigned as Deputy Chief Executive Officer.

In March 2022, the Company’s headquarters were relocated to new, more spacious premises with state-of-the-art laboratories in Rehovot, Israel. The new space, allows the Company to enhance its cultured meat research and development, including three-dimensional bioprinting technology, and to continue growing its biology and engineering teams.

For more information, see Note 15.